Exhibit 10.2

FIRST AMENDMENT TO THE LICENSE AGREEMENT

This First Amendment to the License Agreement (this "Amendment") is entered into on July 27, 2016 by and between Hadasit Medical Research Services & Development Ltd., of Jerusalem Bio Park, Hadassah Ein-Kerem Medical Center, P.O.B. 12000, Jerusalem 91120, Hong Kong University of Science and Technology R and D Corporation Limited, and Artemis Therapeutics Inc., a Delaware corporation, having a place of business at 1633 Broadway, New York, NY 10019 (collectively, the "Parties" or each a "Party").

WHEREAS the Parties have entered into that certain License Agreement on May 31, 2016 (the "Agreement"); and

WHEREAS the Parties wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained herein, the Parties agree as follows:

1.          The second sentence of Section 12.1 shall be deleted in its entirety and replaced by the following:

"Should the Effective Date not occur by August 23, 2016, for any reason whatsoever, this Agreement shall be null and void and of no further effect."

2.          This Amendment shall be read together with the Agreement and shall represent the complete current understanding between the Parties hereto with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the Agreement shall remain unaltered and in full force and effect.

3.          This Amendment may be executed in counterparts and executed signature pages sent by fax and e-mail via PDF all of which taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this First Amendment to the License Agreement as of the date hereof.

/s/ Dr. Tamar Raz
Hadasit Medical Research
Services & Development Ltd.
By: Dr. Tamar Raz
Title: Chief Executive Officer

/s/ Edward C. Wong
Hong Kong University of Science
and Technology R and D
Corporation Limited
By: Mr. Edward C. Wong
Title: Chief Executive Officer

/s/ Nadav Kidron
Artemis Therapeutics Inc.
By: Nadav Kidron
Title: Director